UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) April 29, 2010
                                                      --------------

                                 MONROE BANCORP
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-31951                                          35-1594017
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


      210 East Kirkwood Avenue
           Bloomington, IN                                  47408
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (812) 336-0201
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On April 29, 2010, the Annual Meeting of Shareholders of Monroe Bancorp (the "Company") was held. At the Annual Meeting, the Company's shareholders voted on the following matters:

1. On the matter of the election of two directors to serve to serve three-year terms as indicated in the proxy statement relating to the Annual Meeting, the final vote was as follows:

Nominees                      Votes For        Votes Withheld or Against        Abstain       Broker Non-Votes
--------                      ---------        -------------------------        -------       ----------------
Joyce Claflin Harrell         3,771,730                  86,690                    -             1,385,119
Charles R. Royal, Jr.         3,738,792                 119,628                    -             1,385,119

2. On the matter of the proposal ratifying the appointment of BKD, LLP, Certified Public Accountants, as the Company's independent auditors for fiscal year ending December 31, 2010, the final vote was as follows:

 Votes For       Votes Against      Abstain        Broker Non-Votes
 ---------       -------------      -------        ----------------
 5,153,117          12,250           73,656               -

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  May 4, 2010

                                             MONROE BANCORP



                                             /s/ Mark D. Bradford
                                             ----------------------------------
                                             Mark D. Bradford
                                             President, Chief Executive Officer